UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 6, 2020

SYNDICATED RESORTS ASSOCIATION, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-56033	47-5018835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5530 South Valley View Blvd, Suite 105

Las Vegas, Nevada 89118

(Address of principal executive offices)

480-666-4116

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(1) of the Exchange Act. [  ]

SYNDICATED RESORTS ASSOCIATION INC.

Form 8-K

Current Report

Special Note Regarding Forward-Looking Statements

This report contains forward-looking statements. These statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performances, or achievements expressed or implied by the forward-looking statements. In some cases, forward-looking statements are identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “would,” and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect the Company’s current views respecting future events and are based on assumptions and subject to risks and uncertainties.

Also, forward-looking statements represent the Company’s estimates and assumptions only as of the date of this report. You should read this report and the documents that the Company references and files as exhibits to this report in their entirety and with the understanding that actual future results may be materially different from what the Company expects. Except as required by law, the Company assumes no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available or other events occur in the future.

ITEM 1.01 Entry into a Material Definitive Agreement

Retail and Travel Services Agreement

Effective as of February 28, 2020, Syndicated Resorts Association, Inc., a Nevada corporation (“SRA” or the “Company”), lxtapa Palace Resort, SA de CV, a company based in Mexico that operates as an affiliate of Interval International Inc. representing a Vacation Exchange Network of 3,200 globally located affiliate resorts (“IPR”) and SynchroTec 2 LLC, a company based in Florida that provides certain technology and operational services (“Sync”), entered into a Retail and Travel Services Agreement (the “Agreement”) pursuant to which (1) SRA, at its cost and expense, will establish a network of independent and company-owned dealerships, to be known as the “IPR Vacation Club,” for sales of travel offerings provided by IPR and its affiliates and (2) Sync will provide related technology and administrative services. The initial term of the Agreement shall continue for one (5) year term (the “Initial Term”) unless otherwise terminated earlier under the terms hereof. Unless written notice of termination is delivered to the other party at least sixty (60) days before the end of the Initial Term, then this Agreement shall be automatically extended for an additional one (5) year term unless otherwise terminated earlier. The consideration to be paid to SRA, IPR and Sync in exchange for the services rendered and products offered under this Agreement shall be determined in the ordinary course of business.

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ITEM 9.01 Financial Statements and Exhibits

Exhibits

Certain exhibits listed below are incorporated by reference as so marked with the date and filing with which such exhibits were filed with the Securities and Exchange Commission.

10.8*	Retail and Travel Services Agreement

*	Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNDICATED RESORTS ASSOCIATION INC.

Date: March 6, 2019	By:	/s/ William Barber
William Barber
Chief Executive Officer

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